Supplemental Agreement No. 29

to

Purchase Agreement No. 2497

between

The Boeing Company

and

Alaska Airlines, Inc.

Relating to Boeing Models 737-800 and 737-900ER Aircraft

THIS SUPPLEMENTAL AGREEMENT, entered into as of October 10, 2012, by and between THE BOEING COMPANY (Boeing) and ALASKA AIRLINES, INC. (Customer).
WHEREAS, the parties hereto entered into Purchase Agreement No. 2497 dated June 15, 2005 (Purchase Agreement), as amended and supplemented, relating to Boeing Model 737-800 aircraft (737-890 Aircraft) and 737-900ER aircraft (737-990ER Aircraft) (collectively referred to as Aircraft); and
WHEREAS, Boeing offered and Customer agrees to [***] Boeing Model 737-900ER aircraft as set forth below (Incremental Aircraft):

[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]

* Indicates that certain information contained herein has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

P.A. 2497
ASA	SA-29-1

Supplemental Agreement No. 29 to
Purchase Agreement No. 2497

; and
WHEREAS, Customer agrees to exercise its option to [***] Option Aircraft described in Letter Agreement 2497-1R18 and concurrently substitute as 737-990ER Aircraft (Exercised Option Aircraft):

[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
; and
WHEREAS, Customer and Boeing agree to amend the Purchase Agreement to substitute 737-990ER Aircraft in lieu of 737-890 Aircraft for the [***] delivery positions listed as follows (Subject Aircraft):

[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
; and
WHEREAS, Buyer and Boeing agree to update Letter Agreement 2497-1R18 and Letter Agreement 2497-2R2 to clarify the language relating to airframe price for Option Aircraft and Substitute Aircraft.

* Indicates that certain information contained herein has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

P.A. 2497
ASA	SA-29-2

Supplemental Agreement No. 29 to
Purchase Agreement No. 2497

NOW THEREFORE, in consideration of the mutual covenants herein contained, the parties agree to amend the Purchase Agreement as follows:

1.	Purchase Agreement Table of Contents and Tables:
1.1 Remove and replace, in its entirety, the “Table of Contents” with the Table of Contents, attached hereto, to reflect the changes made in this Supplemental Agreement. To aid in the administration of the Purchase Agreement, the new Table of Contents includes a section for Tables, Exhibits and Letter Agreements to the Purchase Agreement that Boeing and Customer agree are inactive or have been deleted from the Purchase Agreement.
1.2 “Table 1 to Purchase Agreement 2497” page 13 is hereby deleted in its entirety as a result of the Subject Aircraft being substituted to 737-990ER Aircraft in lieu of 737-890 Aircraft in this Supplemental Agreement.
1.3 “Table 1 to Purchase Agreement 2497” pages 15 and 16 are hereby deleted in their entirety and replaced with Table 1A, attached hereto, to reflect 737-990ER Aircraft associated with Exhibit A3 as of this Supplemental Agreement.
1.4 “Table 1 to Purchase Agreement 2497” page 17 is hereby deleted in its entirety and replaced with Table 1B, attached hereto, to reflect 737-990ER Aircraft associated with Exhibit A5 as of this Supplemental Agreement. Table 1B reflects the incorporation of the Incremental Aircraft, Exercised of Option Aircraft, and Subject Aircraft.

2.	Exhibits
2.1 Exhibit A3, “Aircraft Configuration – 737-990ER Aircraft,” cover page is hereby deleted in its entirety and replaced with a revised Exhibit A3 cover page, attached hereto. Exhibit A3 applies to the 737-990ER Aircraft listed on Table 1A.
2.2 Exhibit A5, “Aircraft Configuration – 737-990ER Aircraft,” is hereby deleted in its entirety and replaced with a revised Exhibit A5, attached hereto. Such revised Exhibit A5 applies to the 737-990ER Aircraft listed on Table 1B.

3.	Supplemental Exhibits
Supplemental Exhibit BFE1, entitled “Buyer Furnished Equipment Variables,” is deleted in its entirety and replaced with a revised Supplemental Exhibit BFE1, attached hereto, to reflect the deletion of the BFE on-dock dates for the 737-890 Aircraft and the incorporation of the BFE on-dock dates related to the Incremental Aircraft, Exercised Option Aircraft, and Subject Aircraft.

4.	Letter Agreements.
4.1 Letter Agreement 2497-1R18, entitled “Option Aircraft,” is hereby deleted in its entirety and replaced with a revised Letter Agreement 2497-1R19 to reflect the deletion of the Exercised Option Aircraft pursuant to this Supplemental Agreement. In addition, such Letter Agreement clarifies the language of paragraph 2.2, “Price Adjustments”.

P.A. 2497
ASA	SA-29-3

Supplemental Agreement No. 29 to
Purchase Agreement No. 2497

4.2    Letter Agreement 2497-2R2, entitled “Aircraft Model Substitution,” is hereby deleted in its entirety and replaced with a revised Letter Agreement 2497-2R3, attached hereto, to clarify the language of paragraph 4, “Price, Escalation Adjustments and Advance Payments”.
4.3    Letter Agreement 6-1162-MSA-597R22, entitled “Special Matters,” is hereby deleted in its entirety and replaced with a revised Letter Agreement 6-1162-MSA-597R23, attached hereto, to reflect that such letter agreement does not apply to the 737-990ER Aircraft [***].
4.4    Letter Agreement 6-1162-SCR-124R2, entitled “[***]” is hereby deleted in its entirety and replaced with a revised Letter Agreement 6-1162-SCR-124R3, attached hereto, to reflect the removal of the Subject Aircraft. The parties acknowledge that such Letter Agreement is an Order pursuant to the CSGTA and is described herein for informational purposes.
4.5    Letter Agreement ASA-PA-2497-LA-1208492, entitled “Aircraft Performance Guarantees,” is hereby deleted in its entirety and replaced with a revised Letter Agreement ASA-PA-2497-LA-1208492R1, attached hereto, to identify the applicable 737-990ER Aircraft.
4.6    Letter Agreement ASA-2497-LA-1209641, entitled “Special Matters,” attached hereto, is hereby added to the Purchase Agreement and is applicable to all Aircraft with contract delivery months after December 31, 2012. Notwithstanding the preceding sentence, such Letter Agreement does apply to the 737-990ER Aircraft delivering in [***].
4.7    Letter Agreement ASA-PA-2497-LA-1209478, entitled “737 Production Adjustments,” attached hereto, is hereby added to the Purchase Agreement.

* Indicates that certain information contained herein has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

P.A. 2497
ASA	SA-29-4

Supplemental Agreement No. 29 to
Purchase Agreement No. 2497

5.	Advance Payments.
As a result of this Supplemental Agreement, Customer will owe Boeing [***] in advance payments and Boeing will owe Customer a credit memorandum in amount of [***]. Such credit memorandum will reduce the amount of advance payments owed to Boeing upon execution of this Supplemental Agreement and the excess amount of [***] will be applied to Purchase Agreement 3866 between Boeing and Customer dated October 10, 2012. An invoice providing details of the aforementioned advance payments will be provided separately to Customer by Boeing.
The Purchase Agreement will be deemed to be supplemented to the extent herein provided as of the date hereof and as so supplemented will continue in full force and effect.
EXECUTED IN DUPLICATE as of the day and year first written above.

THE BOEING COMPANY        ALASKA AIRLINES, INC.

By:_/s/ Lanine Lange        By:/s/ Mark Eliasen

Its: Attorney‑In‑Fact        Its: VP/Finance & Treasurer

* Indicates that certain information contained herein has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

P.A. 2497
ASA	SA-29-5

TABLE OF CONTENTS

ARTICLES		SA NUMBER
1.	Quantity, Model and Description	23
2.	Delivery Schedule
3.	Price
4.	Payment
5.	Miscellaneous

TABLE
1A	Aircraft Information Table – 737-990ER Aircraft	29
1B	Aircraft Information Table – 737-990ER Aircraft	29

EXHIBIT
A3.	Aircraft Configuration – 737-990ER Aircraft	29
A4.	Aircraft Configuration – 737-890 Aircraft (BSI)	27
A5.	Aircraft Configuration – 737-990ER Aircraft	29
B.	Aircraft Delivery Requirements and Responsibilities	23

SUPPLEMENTAL EXHIBITS
AE1.	Escalation Adjustment/Airframe and Optional Features	23
BFE1.	BFE Variables	29
CS1.	Customer Support Variables: 737-890 Aircraft	23
CS2.	Customer Support Variables: 737-890 Aircraft	23
EE1.	Engine Escalation/Engine Warranty and Patent Indemnity	23
SLP1.	Service Life Policy Components

P.A. No. 2497	i.	SA-29
BOEING PROPRIETARY

LETTER AGREEMENT		SA NUMBER
2497-1R19	Option Aircraft	29
	Attachment 1	29
	Attachment 2	29
2497-2R3	Aircraft Model Substitution	29
2497-3R1	2497-3R1	23
2497-4R1	Demonstration Flight Waiver	23
2497-5R1	Customer Software	23

RESTRICTED LETTER AGREEMENT
6-1162-MSA-588	Aircraft Performance Guarantees -
	Model 737-800
6-1162-MSA-589	[***]
	[***]
6-1162-MSA-592R1	Special Purchase Agreement Provisions	23
6-1162-MSA-597R23	Special Matters	29
6-1162-SCR-112R1	Aircraft Performance Guarantees	28
	Model 737-990ER
6-1162-SCR-111R1	[***]	[***]
	[***]
6-1162-SCR-124R3	[***]	29
	Attachment A	28
	Attachment B	29
ASA-PA-2497-LA-1106553	Promotional Support – 737-990ER Aircraft	26
ASA-PA-2497-LA-1208492R1	Aircraft Performance Guarantees	29
Model 737-990ER
ASA-PA-2497-LA-1209641	Special Matters	29
ASA-PA-2497-LA-1209478	737 Production Adjustments	29

*
Indicates that certain information contained herein has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

P.A. No. 2497	ii.	SA-29
BOEING PROPRIETARY

SUPPLEMENTAL AGREEMENTS	DATED AS OF:

Supplemental Agreement No. 1	December 20, 2005
Supplemental Agreement No. 2	January 31, 2006
Supplemental Agreement No. 3	February 28, 2006
Supplemental Agreement No. 4	March 31, 2006
Supplemental Agreement No. 5	May 31, 2006
Supplemental Agreement No. 6	June 30, 2006
Supplemental Agreement No. 7	July 31, 2006
Supplemental Agreement No. 8	October 31, 2006
Supplemental Agreement No. 9	November 30, 2006
Supplemental Agreement No. 10	December 20, 2006
Supplemental Agreement No. 11	January 31, 2007
Supplemental Agreement No. 12	April 26, 2007
Supplemental Agreement No. 13	July 31, 2007
Supplemental Agreement No. 14	September 24, 2007
Supplemental Agreement No. 15	October 31, 2007
Supplemental Agreement No. 16	January 5, 2009
Supplemental Agreement No. 17	February 11, 2009
Supplemental Agreement No. 18	February 11, 2009
Supplemental Agreement No. 19	December 9, 2009
Supplemental Agreement No. 20	March 15, 2010
Supplemental Agreement No. 21	June 18, 2010
Supplemental Agreement No. 22	June 30, 2010
Supplemental Agreement No. 23	January 24, 2011
Supplemental Agreement No. 24	July 27, 2011
Supplemental Agreement No. 25	October 7, 2011
Supplemental Agreement No. 26	November 30, 2011
Supplemental Agreement No. 27	December 23, 2011
Supplemental Agreement No. 28	June 11, 2012
Supplemental Agreement No. 29	October 10, 2012

P.A. No. 2497	iii.	SA-29
BOEING PROPRIETARY

INACTIVE / DELETED TABLES, EXHIBITS, AND LETTER AGREEMENTS

TABLE

Table	Title	Last Updated under SA	Current Status
1, pages 1 through 12 and 14	Table 1 to Purchase Agreement No. PA-02497	Various SAs	Inactive
1, page 13	Table 1 to Purchase Agreement No. PA-02497	SA 27	Deleted under SA 29
1, pages 15.1 through 17	Table 1 to Purchase Agreement No. PA-02497	SA 28	Deleted under SA 29

EXHIBITS

Exhibit	Title	Last Updated under SA	Current Status
A	Aircraft Configuration – 737-890 Aircraft	SA-6	Inactive
A-1	Aircraft Configuration – 737-890 Aircraft	SA-20	Deleted under SA-20
A-2	Aircraft Configuration – 737-890 Aircraft	SA-20	Inactive

P.A. No. 2497	iv.	SA-29
BOEING PROPRIETARY

LETTER AGREEMENTS

Letter Agreement	Title	Last Updated under SA	Current Status
6-1162-IRS-118	Special Matters - Economic Impact	SA-18	Deleted under SA-19
6-1162-SCR-025R2	“Special Matters” – Economic Impact Aircraft - Rescheduled delivery dates	SA-22	Inactive
6-1162-SCR-028	Notice of Exercise by Boeing of its Right to Reschedule Economic Impact Aircraft	SA-19	Inactive
2497-6R6	Promotion Support (737-890 Aircraft)	SA-16	Inactive
6-1162-SCR-027	Promotion Support - [***] (737-890 Aircraft)	SA 19	Inactive
6-1162-LLL-004	Promotion Support [***] (737-890 Aircraft)	SA 28	Inactive
6-1162-SCR-106R1	737-990ER Model Open Configuration Matters	SA 24	Inactive
6-1162-MSA-691R5	Process for Fixing Escalation Factor	SA-23	Inactive
Attachment A of 6-1162-MSA-691R5	Process for Fixing Escalation Factor – Attachment A	SA-25	Inactive
Attachments 1A, 1B, and 2 of 6-1162-MSA-597	[***] Escalation Factor and Delivery Pricing Information	SA 17	Deleted under SA 25

*
Indicates that certain information contained herein has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

P.A. No. 2497	v.	SA-29
BOEING PROPRIETARY

Table 1A To
Purchase Agreement No. PA-02497
Aircraft Delivery, Description, Price and Advance Payments

[***]

* Indicates that certain information contained herein has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

ASA-PA-02497 APRs 58814 and 58812	Boeing Proprietary	Page 1 of 2
SA 29

Table 1A To Purchase Agreement No. PA-02497
737-900ER
Aircraft Delivery, Description, Price and Advance Payments

[***]

* Indicates that certain information contained herein has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

ASA-PA-02497 APRs 58814 and 58812	Boeing Proprietary	Page 2 of 2
SA 29

Table 1B To
Purchase Agreement No. PA-02497
Aircraft Delivery, Description, Price and Advance Payments

[***]

* Indicates that certain information contained herein has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

ASA-PA-02497 APRs: 61453, 61534, and 61493	Boeing Proprietary	Page 1 of 2
SA 29

Table 1B To
Purchase Agreement No. PA-02497
Aircraft Delivery, Description, Price and Advance Payments

[***]

* Indicates that certain information contained herein has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

ASA-PA-02497 APRs: 61453, 61534, and 61493	Boeing Proprietary	Page 2 of 2
SA 29

AIRCRAFT CONFIGURATION

between

THE BOEING COMPANY

and

Alaska Airlines, Inc.

Exhibit A3 to Purchase Agreement Number PA-2497

Applicable for 737-990ER Aircraft listed on Table 1A

ASA-PA-2497-EXA3		EXA3 Page 1
SA-29
BOEING PROPRIETARY

AIRCRAFT CONFIGURATION

between

THE BOEING COMPANY

and

ALASKA AIRLINES, INC.

Exhibit A5 to Purchase Agreement Number PA-2497

Applicable for 737-990ER Aircraft listed on Table 1B

ASA-PA-2497-EXA5		EXA5 Page 1
SA-29
BOEING PROPRIETARY

Exhibit A5

AIRCRAFT CONFIGURATION

Dated: October 10, 2012

relating to

BOEING MODEL 737-990ER AIRCRAFT

The Detail Specification is Boeing document number D019A001ASA39E-1, Revision New, to be released on or about October 1, 2012. The Detail Specification provides further description of Customer’s configuration set forth in this Exhibit A5. Such Detail Specification will be comprised of Boeing configuration specification D019A001,revision N, dated January 29, 2010, as amended to incorporate the optional features (Options) listed below, including the effects on Manufacturer's Empty Weight (MEW) and Operating Empty Weight (OEW). As soon as practicable, Boeing will furnish to Customer copies of the Detail Specification, which copies will reflect such Options. The Aircraft Basic Price reflects and includes all effects of such Options, except such Aircraft Basic Price does not include the price effects of any Buyer Furnished Equipment or Seller Purchased Equipment.

ASA-PA-2497-EXA5		EXA5 Page 2
SA-29
BOEING PROPRIETARY

[***]

*
Indicates that certain information contained herein has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

ASA-PA-2497-EXA5		EXA5 Page 3
SA-29
BOEING PROPRIETARY

[***]

*
Indicates that certain information contained herein has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

ASA-PA-2497-EXA5		EXA5 Page 4
SA-29
BOEING PROPRIETARY

[***]

*
Indicates that certain information contained herein has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

ASA-PA-2497-EXA5		EXA5 Page 5
SA-29
BOEING PROPRIETARY

[***]

*
Indicates that certain information contained herein has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

ASA-PA-2497-EXA5		EXA5 Page 6
SA-29
BOEING PROPRIETARY

[***]

*
Indicates that certain information contained herein has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

ASA-PA-2497-EXA5		EXA5 Page 7
SA-29
BOEING PROPRIETARY

[***]

*
Indicates that certain information contained herein has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

ASA-PA-2497-EXA5		EXA5 Page 8
SA-29
BOEING PROPRIETARY

[***]

*
Indicates that certain information contained herein has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

ASA-PA-2497-EXA5		EXA5 Page 9
SA-29
BOEING PROPRIETARY

[***]

*
Indicates that certain information contained herein has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

ASA-PA-2497-EXA5		EXA5 Page 10
SA-29
BOEING PROPRIETARY

[***]

*
Indicates that certain information contained herein has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

ASA-PA-2497-EXA5		EXA5 Page 11
SA-29
BOEING PROPRIETARY

BUYER FURNISHED EQUIPMENT VARIABLES

between

THE BOEING COMPANY

and

ALASKA AIRLINES, INC.

Supplemental Exhibit BFE1 to Purchase Agreement Number 2497

ASA P.A. No. 2497		BFE1
SA-29
BOEING PROPRIETARY

BUYER FURNISHED EQUIPMENT VARIABLES

relating to

BOEING MODEL 737-990ER AIRCRAFT

This Supplemental Exhibit BFE1 contains vendor selection dates, on-dock dates and other variables applicable to the 737-990ER Aircraft.

1.    Supplier Selection.

Customer will:

1.1     For 737-990ER Aircraft, select and notify Boeing of the suppliers and part numbers of the following BFE items by the following dates:

Galley System	[***]

Galley Inserts	[***]

Seats (passenger)	[***]

Overhead & Audio System	[***]

In-Seat Video System	[***]

Miscellaneous Emergency Equipment	[***]

Cargo Handling Systems	[***]

2.     On-dock Dates
On or before January 2012, Boeing will provide to Customer the BFE Requirements electronically in My Boeing Fleet (MBF), through My Boeing Configuration (MBC). These requirements may be periodically revised, setting forth the items, quantities, on-dock dates and shipping instructions and other requirements relating to the in-sequence installation of BFE.

For planning purposes, preliminary BFE on-dock dates are set forth below for 737-990ER Aircraft:

*
Indicates that certain information contained herein has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

ASA P.A. No. 2497		BFE1-1
SA-29
BOEING PROPRIETARY

Item	Preliminary On-Dock Dates
Delivery Date	Oct 2012	Nov 2012	Dec 2012	Feb 2013
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]

Item	Preliminary On-Dock Dates
Delivery Date	Mar 2013	Apr 2013	May 2013	Oct 2013
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]

*
Indicates that certain information contained herein has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

ASA P.A. No. 2497		BFE1-2
SA-29
BOEING PROPRIETARY

Item	Preliminary On-Dock Dates
Delivery Date	Nov 2013	Dec 2013	Jan 2014	Feb 2014
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]

Item	Preliminary On-Dock Dates
Delivery Date	March 2014	April 2014	May 2014	Aug 2014
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]

*
Indicates that certain information contained herein has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

ASA P.A. No. 2497		BFE1-3
SA-29
BOEING PROPRIETARY

Item	Preliminary On-Dock Dates
Delivery Date	Oct 2014	June 2015	July 2015	Aug2015
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]

Item	Preliminary On-Dock Dates
Delivery Date	Sep 2015	Oct 2015	Nov 2015	Dec 2015
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]

*
Indicates that certain information contained herein has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

ASA P.A. No. 2497		BFE1-4
SA-29
BOEING PROPRIETARY

Item	Preliminary On-Dock Dates
Delivery Date	Jan 2016	Mar 2016	Apr 2016	May 2016
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]

Item	Preliminary On-Dock Dates
Delivery Date	Mar 2017	Apr 2017	Sep 2017
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]

*
Indicates that certain information contained herein has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

ASA P.A. No. 2497		BFE1-5
SA-29
BOEING PROPRIETARY

3.    Additional Delivery Requirements - Import.
Customer will be the “importer of record” (as defined by the U.S. Customs and Border Protection) for all BFE imported into the United States, and as such, it has the responsibility to ensure all of Customer’s BFE shipments comply with U.S. Customs Service regulations. In the event Customer requests Boeing, in writing, to act as importer of record for Customer’s BFE, and Boeing agrees to such request, Customer is responsible for ensuring Boeing can comply with all U.S. Customs Import Regulations by making certain that, at the time of shipment, all BFE shipments comply with the requirements in the “International Shipment Routing Instructions”, including the Customs Trade Partnership Against Terrorism (C-TPAT), as set out on the Boeing website referenced below. Customer agrees to include the International Shipment Routing Instructions, including C-TPAT requirements, in each contract between Customer and BFE supplier.

http://www.boeing.com/companyoffices/doingbiz/supplier_portal/index_general.html

ASA P.A. No. 2497		BFE1-6
SA-29
BOEING PROPRIETARY

The Boeing Company P.O. Box 3707 Seattle, WA 98124‑2207

2497-1R19

Alaska Airlines, Inc.
19300 International Blvd.
Seattle, Washington 98188

Subject:    Option Aircraft

Reference:	Purchase Agreement 2497 (the Purchase Agreement) between The Boeing Company (Boeing) and Alaska Airlines, Inc. (Customer) relating to Model 737-890 and 737-990ER aircraft (the Aircraft)

This letter agreement (Letter Agreement) amends and supplements the Purchase Agreement. This Letter Agreement supersedes and replaces in its entirety Letter Agreement 2497-1R18 dated July 27, 2011. All terms used but not defined in this Letter Agreement have the same meaning as in the Purchase Agreement.
Boeing agrees to manufacture and sell to Customer additional Model 737-890 aircraft as the Option Aircraft. The delivery months, number of aircraft, Advance Payment Base Price per aircraft and advance payment schedule are listed in Attachment 1 and Attachment 2 to this Letter Agreement. The Airframe Price shown includes the Engine Price.
1.    Aircraft Description and Changes
1.1     Aircraft Description: The Option Aircraft are described by the Detail Specification listed in the Attachments.
1.2    Changes: The Detail Specification will be revised to include:

(i)
Changes applicable to the basic Model 737 aircraft that are developed by Boeing between the date of the Detail Specification and the signing of the definitive agreement to purchase the Option Aircraft;

(ii)	Changes required to obtain required regulatory certificates; and

(iii)	Changes mutually agreed upon.
2.    Price
2.1    The pricing elements of the Option Aircraft are listed in the Attachments 1 and 2 attached hereto.

P.A. 2497, 2497-1R19	BOEING PROPRIETARY	SA-29
Option Aircraft		Page 1

2.1.1    The [***] New Option Aircraft added to the Purchase Agreement by Supplemental Agreement No. 23 listed in Attachment 2 include escalation factors based on the 2Q 2010 escalation forecast and the resulting advance payment base price and advance payments listed are based on such escalation.
2.1.2    The remaining Option Aircraft listed in Attachment 1 include escalation factors based on the [***] and the resulting advance payment base price and advance payments are based on such escalation.
2.2    Price Adjustments
2.2.1    Optional Features. The price for Optional Features selected for the Option Aircraft will be adjusted to Boeing's [***] as of the date of execution of the definitive agreement for the Option Aircraft. The existing Optional Features amounts shown on Attachments 1 and 2 do not include changes to the Exhibit A incorporated in Supplemental Agreement No. 20 nor do the amounts include Boeing Sky Interior (BSI).
2.2.2    Escalation Adjustments. The Airframe Price and the price of Optional Features for Option Aircraft will be escalated using 1) Boeing’s standard escalation provisions (ECI-W formula) or alternate escalation provisions (ECI-MFG/CPI formula) to be selected by Customer at the date of execution of the definitive agreement for the Option Aircraft, or 2) a mutually agreed different Boeing then current escalation provision should such exist at the date of execution of the definitive agreement for the Option Aircraft. Attachments 1and 2 are shown with the alternate escalation provisions (ECI-MFG/CPI formula). [***].
2.2.3    Base Price Adjustments. The Airframe Price of the Option Aircraft will be adjusted to Boeing’s current price as of the date of execution of the definitive agreement for the Option Aircraft.
2.2.4    [***]
3.    Payment.
3.1    Customer will pay a deposit to Boeing in the amount specified in an Attachment for each Option Aircraft (Deposit), on the date of this Letter Agreement when the particular Option Aircraft was not previously included in an Attachment to an earlier version of this letter and previously paid. If Customer exercises an option the Deposit will be credited against the first advance payment due. If Customer does not exercise an option Boeing will retain the Deposit for that Option Aircraft.
3.2    Following option exercise, advance payments in the amounts and at the times listed in an Attachment will be payable for the Option Aircraft. The remainder of the Aircraft Price for the Option Aircraft will be paid as advance payments and at the time of delivery as provided in the Purchase Agreement.

*
Indicates that certain information contained herein has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

P.A. 2497, 2497-1R19	BOEING PROPRIETARY	SA-29
Option Aircraft		Page 2

4.    Option Exercise.
4.1    Customer may exercise an option by giving written notice to Boeing prior to the delivery dates listed in Attachments 1 and 2 (Option Exercise Date) as described in paragraphs 4.3 and 4.4 below.
4.2    If Boeing must make production decisions which are dependent on Customer's exercising an option earlier than the Option Exercise Date, Boeing may accelerate the Option Exercise Date subject to Customer's agreement. If Boeing and Customer fail to agree to a revised Option Exercise Date, either party may terminate the option and Boeing will refund to Customer, without interest, any Deposit and advance payments received by Boeing with respect to the terminated Option Aircraft.
4.3    For Option Aircraft listed on Attachment 1, Customer may (i) exercise its Option, or (ii) exercise its Option and convert an Option Aircraft by providing written notice of its intention to purchase the Option Aircraft, and if applicable, state that it intends to purchase a 737-990ER Substitute Aircraft in substitution for an Option Aircraft:
(a)no later than the first day of the month that is [***] months prior to the scheduled month of delivery of the Option Aircraft set forth in Attachment 1;
(b)any substitution into a Boeing Model 737-990ER aircraft with auxiliary fuel tanks will result in a [***] month slide to delivery; and
(c)any substitution into a Boeing Model 737-990ER aircraft may not later be substituted to any other Boeing Model.
4.4    For Option Aircraft on Attachment 2, Customer may (i) exercise its Option, or (ii) exercise its Option and convert an Option Aircraft by providing written notice of its intention to purchase a 737-990ER Substitute Aircraft in substitution for an Option Aircraft:
(a)no later than the first day of the month that is [***] months prior to the scheduled month of delivery of the Option Aircraft set forth in Attachment 2.
(b)any substitution into a Boeing Model 737-990ER aircraft may not later be substituted to any other Boeing Model.

*
Indicates that certain information contained herein has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

P.A. 2497, 2497-1R19	BOEING PROPRIETARY	SA-29
Option Aircraft		Page 3

5.    Contract Terms.
Boeing and Customer will use their best efforts to reach a definitive agreement for the purchase of an Option Aircraft, including the terms and conditions contained in this Letter Agreement, in the Purchase Agreement, and other terms and conditions as may be agreed upon. In the event the parties have not entered into a definitive agreement within 30 days following option exercise, other than as a result of Boeing’s failure to timely provide an agreement to Customer for review and execution, either party may terminate the purchase of such Option Aircraft by giving written notice to the other within 5 days. If Customer and Boeing fail to enter into a definitive agreement containing terms consistent with Purchase Agreement No. 2497 that was delivered to Customer within 20 days following Option exercise due to Customer’s failure or refusal, Boeing will retain the Deposit for that Option Aircraft.

Sincerely,

THE BOEING COMPANY

By	/s/ Lanine Lange

Its	Attorney-In-Fact

ACCEPTED AND AGREED TO this

Date: October 10, 2012

ALASKA AIRLINES, INC.

By	/s/ Mark Eliasen

Its	VP/Finance & Treasurer

Attachments

P.A. 2497, 2497-1R19	BOEING PROPRIETARY	SA-29
Option Aircraft		Page 4

Attachment 1 to Option Aircraft Letter Agreement 2497-1R19
737-800 Options
Aircraft Delivery, Description, Price and Advance Payments

[***]

* Indicates that certain information contained herein has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

ASA		Page 1
51058-1O.TXT	Boeing Proprietary	SA29

Attachment 1 to Option Aircraft Letter Agreement 2497-1R19
737-800 Options
Aircraft Delivery, Description, Price and Advance Payments

[***]

* Indicates that certain information contained herein has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

ASA		Page 2
51058-1O.TXT	Boeing Proprietary	SA29

Attachment 2 to Option Aircraft Letter Agreement 2497-1R19
737-800 Options
Aircraft Delivery, Description, Price and Advance Payments

[***]

* Indicates that certain information contained herein has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

P.A. 2497, 2497-1R19		Page 1
51058-1O.TXT	Boeing Proprietary	SA29

Attachment 2 to Option Aircraft Letter Agreement 2497-1R19
737-800 Options
Aircraft Delivery, Description, Price and Advance Payments

[***]

* Indicates that certain information contained herein has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

P.A. 2497, 2497-1R19		Page 2
51058-1O.TXT	Boeing Proprietary	SA29

The Boeing Company P.O. Box 3707 Seattle, WA 98124‑2207

2497-2R3

Alaska Airlines, Inc.
19300 International Blvd.
Seattle, Washington 98188

Subject:    Aircraft Model Substitution

Reference:
Purchase Agreement No. 2497 (the Purchase Agreement) between The Boeing Company (Boeing) and Alaska Airlines, Inc. (Customer) relating to Model 737-800 aircraft (737-890 Aircraft) and 737-900ER aircraft, collectively (the Aircraft)

This letter agreement (Letter Agreement) amends and supplements the Purchase Agreement. This Letter Agreement supersedes and replaces in its entirety Letter Agreement 2497-2R2 dated July 27, 2011. All terms used but not defined in this Letter Agreement have the same meaning as in the Purchase Agreement.
Customer may substitute the purchase of Boeing Model 737-900ER aircraft (Substitute Aircraft) in lieu of any of the 737-890 Aircraft or the [***] Option Aircraft (defined below), subject to the following terms and conditions:
1.    Customer’s Written Notice.
Customer will provide written notice of its intention to substitute the purchase of a Substitute Aircraft in lieu of a 737-890 Aircraft or an [***] Option Aircraft:
(a)     no later than the first day of the month that is [***] months prior to the scheduled month of delivery for the Option Aircraft as reflected (i) on Attachment 1 ([***] Option Aircraft) of Letter Agreement 2497-1, as amended, provide written notice to Boeing of its election to exercise its [***] Option Aircraft and substitute a Substitute Aircraft for the exercised [***] Option Aircraft, or (ii) on Attachment 2 ([***] Option Aircraft) of Letter Agreement 2497-1, as amended, provided that Customer has exercised the [***] Option Aircraft; and
(b)     any substitution into a Boeing Model 737-900ER aircraft with auxiliary tanks may result in a [***] month slide to delivery; and
(c)     any substitution into a Boeing Model 737-900ER aircraft may not later be substituted to any other Boeing Model aircraft.

*
Indicates that certain information contained herein has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

ASA P.A. No. 2497		SA-29
Aircraft Model Substitution	BOEING PROPRIETARY	Page 1

2.    Boeing’s Production Capability.
Customer’s substitution right is conditioned upon Boeing’s having production capability and the availability for the Substitute Aircraft in the scheduled delivery month of the 737-890 Aircraft or [***] Option Aircraft for which it will be substituted.
If offerable, Boeing will tentatively quote delivery positions for the Substitute Aircraft to allow Customer to secure quotes from Buyer Furnished Equipment vendors, and Boeing to secure quotes from Seller Furnished Equipment vendors which supports the required on-dock dates. If Boeing is unable to manufacture the Substitute Aircraft in the scheduled delivery month of the 737-890 Aircraft or [***] Option Aircraft for which it will be substituted, then Boeing shall promptly make a written offer of an alternate delivery month for Customer’s consideration and written acceptance within thirty (30) days of such offer.
3.    Definitive Agreement.
Customer’s substitution right and Boeing’s obligation in this Letter Agreement are further conditioned upon Customer’s and Boeing’s executing a definitive agreement for the purchase of the Substitute Aircraft within thirty (30) days of (i) Customer’s substitution notice to Boeing or, (ii) if required pursuant to paragraph 2, Customer’s acceptance of an alternate delivery month in accordance with paragraph 2 above.
4.    Price, Escalation Adjustments and Advance Payments.
4.1    Base Price Adjustments. [***]
4.2    Escalation Adjustments. The Airframe Price and the price of Optional Features for Substitute Aircraft will be escalated using 1) Boeing’s standard escalation provisions (ECI-W formula) or alternate escalation provisions (ECI-MFG/CPI formula) to be selected by Customer at the date of execution of the definitive agreement for the Substitution Aircraft, or 2) a different Boeing then current escalation provisions should such exist at the date of execution of the definitive agreement for the Substitution Aircraft. The representative escalation indices and methodology will be used to estimate the Advance Payment Base Prices for Substitution Aircraft.
4.3    [***]
[***]

*
Indicates that certain information contained herein has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

ASA P.A. No. 2497		SA-29
Aircraft Model Substitution	BOEING PROPRIETARY	Page 2

4.4    Advance Payment Base Price. If the Advance Payment Base Price for any Substitute Aircraft is higher than that of the 737-890 Aircraft or the [***] Option Aircraft, Customer will pay to Boeing the amount of the difference as of the date of execution of the definitive agreement for the Substitute Aircraft. If the Advance Payment Base Price of the Substitute Aircraft is lower than that of the Aircraft, Boeing will retain any excess amounts previously paid by Customer until the next payment is due from Customer, at which point Customer may reduce the amount of such payment by the amount of the excess. In no case will Boeing refund or pay interest on any excess amounts created by virtue of Customer’s exercise of the rights of substitution described in this agreement.
5.    Confidential Treatment.
Customer understands that certain commercial and financial information contained in this Letter Agreement are considered by Boeing as confidential. Customer agrees that it will treat this Letter Agreement and the information contained herein as confidential and will not, without the prior written consent of Boeing, disclose this Letter Agreement or any information contained herein to any other person or entity.

*
Indicates that certain information contained herein has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

ASA P.A. No. 2497		SA-29
Aircraft Model Substitution	BOEING PROPRIETARY	Page 3

Sincerely,

THE BOEING COMPANY

By	/s/ Lanine Lange

Its	Attorney-In-Fact

ACCEPTED AND AGREED TO this

Date: October 10, 2012

ALASKA AIRLINES, INC.

By	/s/ Mark Eliasen

Its	VP/Finance & Treasurer

ASA P.A. No. 2497		SA-29
Aircraft Model Substitution	BOEING PROPRIETARY	Page 4

The Boeing Company P.O. Box 3707 Seattle, WA 98124‑2207

6-1162-MSA-597R23

Alaska Airlines, Inc.
19300 International Blvd.
Seattle, Washington 98188

Subject:    Special Matters

Reference:
Purchase Agreement No. 2497 (the Purchase Agreement) between The Boeing Company (Boeing) and Alaska Airlines, Inc. (Customer) relating to Model 737-890 aircraft (737-890 Aircraft) and 737-990ER aircraft (737-990ER Aircraft), collectively the (Aircraft).

This letter agreement (Letter Agreement) amends and supplements the Purchase Agreement. This Letter Agreement supersedes and replaces in its entirety Letter Agreement 6-1162-MSA-597R22 dated November 11, 2011. All terms used but not defined in this Letter Agreement have the same meaning as in the Purchase Agreement.

This Letter Agreement does not apply to the 737-990ER Aircraft delivering in December 2012 bearing Manufacturer Serial Number (MSN) 41732 or any other Aircraft or Option Aircraft with a contract delivery month after December 31, 2012.

1.    Basic Credit Memorandum.

Concurrent with the delivery of each Aircraft, Boeing will provide a credit memorandum equal to [***] of the escalated Airframe Price. Customer may apply such credit memorandum to the balance of the Purchase Price due at the time of delivery for such Aircraft, or in payment for Boeing goods and services, but not for advance payment on the Aircraft.

*
Indicates that certain information contained herein has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

P.A. 2497, 6-1162-MSA-597R23		SA-29
Special Matters Letter	BOEING PROPRIETARY	Page 1

2.    Special Credit Memorandum.

Concurrent with the delivery of each Aircraft, Boeing will provide a credit memorandum equal to [***] of the escalated Airframe Price. Customer may apply such credit memorandum to the balance of the Purchase Price due at the time of delivery for such Aircraft, or in payment for Boeing goods and services, but not for advance payment on the Aircraft.

3.	[***] Credit Memorandum.

3.1    Concurrent with the delivery of each of the [***] Aircraft, Boeing will provide a credit memorandum equal to [***] of the escalated Airframe Price. Customer may apply such credit memorandum to the balance of the Purchase Price due at the time of delivery for such Aircraft, or in payment for Boeing goods and services, but not for advance payment on the Aircraft. For subsequent Aircraft [***], this [***] Credit Memorandum shall increase to [***], to be applied as described above.

3.2    Boeing provides this [***] Credit Memorandum, in addition to the other Credit Memoranda of this Letter Agreement, as a financial accommodation to Customer in consideration of Customer becoming the operator of the Aircraft.

3.3    [***]

4.    [***] Credit Memorandum.

Concurrent with the delivery of the [***] 737-990ER Aircraft listed below, Boeing will provide a credit memorandum equal to [***] of the escalated Airframe Price. Customer may apply such credit memorandum to the balance of the Purchase Price due at the time of delivery for such 737-990ER Aircraft, or in payment for Boeing goods and services, but not for advance payment on other 737-990ER Aircraft.

Delivery Date	Serial Number
[***]	[***]
[***]	[***]

*
Indicates that certain information contained herein has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

P.A. 2497, 6-1162-MSA-597R23		SA-29
Special Matters Letter	BOEING PROPRIETARY	Page 2

5.    [***] Escalation Factors.

5.1    Table 1 to the Purchase Agreement identifies the delivery positions and the estimated escalation for the Aircraft. The parties agree that escalation factors shall be [***] ([***] Factor) for certain Aircraft ([***] Factor Aircraft). The [***] Factor will be used to determine the escalation adjustment component of the Aircraft Price for each [***] Factor Aircraft notwithstanding any other provisions of the Purchase Agreement to the contrary, including without limitation the provisions of Supplemental Exhibit AE1 to the Purchase Agreement. The applicable [***] Factor Aircraft with the corresponding [***] Factor are as listed in Table 1.

5.2    The Aircraft Price, Basic Credit Memorandum, Special Credit Memorandum and [***] Credit Memorandum for [***] Factor Aircraft entitled to [***] Factor escalation are subject to adjustment per Article 5.3 below. To confirm, [***] Factor is not applicable to Buyer Furnished Equipment and Seller Purchased Equipment.

5.3    In addition, the escalation adjustment for any other sum which is identified in the Purchase Agreement as subject to escalation and which pertains to [***] Factor Aircraft, including but not limited to changes as described in AGTA-ASA Article 3 and Article 4 shall be calculated using the applicable [***] Factor notwithstanding any other provisions of the Purchase Agreement to the contrary, including without limitation the provisions of Supplemental Exhibit AE1 to the Purchase Agreement.

5.4    The process for determining eligibility and adding Aircraft is specified in Letter Agreement 6-1162-MSA-691, as amended, titled Process for Fixing Escalation Factors.

6.    [***] Credit Memorandum.

Concurrent with signing of the Purchase Agreement, Boeing will provide a credit memorandum equal to [***].

7.    July 2005 Delivered Aircraft [***].

Concurrent with delivery of the [***].

8.    [DELETED]

9.    [DELETED]

*
Indicates that certain information contained herein has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

P.A. 2497, 6-1162-MSA-597R23		SA-29
Special Matters Letter	BOEING PROPRIETARY	Page 3

10.    [***].

Customer and Boeing agree that the commitment [***].

11.    [***].

Customer has previously entered certain 737-890 Aircraft in its fleet into [***] described in detail in letter agreement 6-1162-SCR-124 dated May 2, 2011, as amended. As described in paragraph 6.2 of the aforementioned letter agreement, [***].

12.    [DELETED]

13.    Option Aircraft.

Further to Option Aircraft Letter Agreement 2497-1, as amended, of the Purchase Agreement, Boeing provides the following additional terms for 737-890 option aircraft (Option Aircraft):

13.1    [***]

[***]

13.2    [DELETED]

13.3    Applicable Credit Memorandums.

The Basic, Special and [***] Credit Memorandums described in Articles 1, 2 and 3, above, shall be applicable to the [***]. To confirm, should an Option Aircraft be exercised (whether or not for a Substitute Aircraft), which becomes an Aircraft delivery within the first [***] Aircraft, the [***] will be [***]. For Option Aircraft exercised as Aircraft with delivery after the [***] Aircraft delivery, the [***] will be [***].

13.4    [DELETED]

*
Indicates that certain information contained herein has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

P.A. 2497, 6-1162-MSA-597R23		SA-29
Special Matters Letter	BOEING PROPRIETARY	Page 4

14.    737 Next Generation Manuals in the SGML Format

In consideration of Customer electing to receive Task Cards for Customer’s fleet of Boeing Model 737-400 aircraft in the SGML format in lieu of the Print File format that Customer currently receives, Boeing will provide the Aircraft Maintenance Manual (AMM) and Fault Isolation/Fault Reporting Manual (FIM/FRM) for Customer’s fleet of Boeing Model 737-700, 737-800 and 737-900 aircraft (the 737 NG aircraft) in the SGML format [***]. Should Customer continue to receive the AMM and FIM/FRM for 737 NG aircraft in the SGML format beyond the date of [***], Customer shall upon such date pay Boeing its [***] for such on-going manuals service.

In recognition that Customer [***] of the AMM and FIM/FRM for its 737 NG aircraft fleet, Boeing, following execution of Revision 15 of this Letter Agreement, [***] in the [***].

15.     INTENTIONALLY LEFT BLANK

16.     737-700 Aircraft.

Customer does not have substitution rights from 737-890 Aircraft to 737-790 aircraft.

[***]
	[***]		[***]
	[***]		[***]
	[***]	[***]

17.    [***] Credit Memorandum.

[***] Customer’s purchase of the Aircraft identified in Supplemental Agreement 29 of the Purchase Agreement [***], upon execution of Supplemental Agreement 29 of the Purchase Agreement. [***].

18.    Assignment.

Unless otherwise described herein, the Credit Memoranda described in this Letter Agreement are provided as a financial accommodation to Customer in consideration of Customer’s becoming the operator of the Aircraft, and cannot be assigned, in whole or in part, without the prior written consent of Boeing.

*
Indicates that certain information contained herein has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

P.A. 2497, 6-1162-MSA-597R23		SA-29
Special Matters Letter	BOEING PROPRIETARY	Page 5

19.    Confidential Treatment.

Customer understands that certain commercial and financial information contained in this Letter Agreement is considered by Boeing as confidential. Customer agrees that it will treat this Letter Agreement and the information contained herein as confidential and will not, without the prior written consent of Boeing, disclose this Letter Agreement or any information contained herein to any other person or entity.

Sincerely,

THE BOEING COMPANY

By	/s/ Lanine Lange

Its	Attorney-In-Fact

ACCEPTED AND AGREED TO this

Date: October 10, 2012

ALASKA AIRLINES, INC.

By	/s/ Mark Eliasen

Its	VP/Finance & Treasurer

P.A. 2497, 6-1162-MSA-597R23		SA-29
Special Matters Letter	BOEING PROPRIETARY	Page 6

The Boeing Company P.O. Box 3707 Seattle, WA 98124‑2207

6-1162-SCR-124R3

October 10, 2012

Alaska Airlines, Inc.
19300 Pacific Highway South
Seattle, Washington, 98188

Subject:    Multiple Operating Weight Program – 737-800

References:	1. Customer Services General Terms Agreement No. 90-2 (the CSGTA) between The Boeing Company (Boeing) and Alaska Airlines, Inc. (Customer); and

2. Letter agreement 6-1162-SCR-119R1 dated May 2, 2011 regarding 737-800 Multiple Operating Weight Program Credit Memorandum (MOW Credit Memo Letter); and

3. Purchase Agreement No. 2497 (the Purchase Agreement) between Boeing and Customer relating to Models 737-890 (737-890 Aircraft) and 737-990ER (737-990ER Aircraft)

This letter agreement (Letter Agreement) replaces and supersedes in its entirety letter agreement 6-1162-SCR-124R2 dated June 11, 2012.

This Order incorporates the terms and conditions of the CSGTA. All terms used but not defined in this Order have the same meaning as in the CSGTA. This Order consists of this Letter Agreement and Attachments A and B.

In this Order, the term “Aircraft” means the Model 737-800 aircraft that are listed in Attachment B to this Letter Agreement.

1.    Description of Agreement.

This Order represents the agreement of the parties to the terms and conditions under which Boeing will provide, for the Aircraft, a “Service” as defined in Article 2.22 of the CSGTA. This Service is a [***] Program designed specifically for Customer, as described below (the Program).

*
Indicates that certain information contained herein has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

P.A. 2497, 6-1162-SCR-124R3		SA-29
[***]	BOEING PROPRIETARY	Page 1

2.    Background.

Customer and Boeing previously agreed to enter 737-800 aircraft that were introduced into Customer’s fleet during the five (5) year period commencing in February 2005 into an [***] as documented in paragraph 11 of Special Matters Letter Agreement 6-1162-MSA-597, as amended (Special Matters Letter Agreement). Boeing and Customer acknowledge that fifty-one (51) 737-800 aircraft entered Customer’s fleet between February 2005 and February 2010 (Affected Aircraft), inclusive of leased aircraft. As of May 2, 2011, none of the Affected Aircraft were entered into an MOW program. In order to meet the intent of the Special Matters Letter Agreement, (i) Boeing and Customer agree to enter the Aircraft into the Program and (ii) Boeing agrees to provide Customer a credit memorandum in the amount set forth in paragraph 3 of the MOW Credit Memo Letter relating to the Affected Aircraft. For business reasons, the Aircraft are not identical to the Affected Aircraft in its entirety.

As of revision 1 to this Letter Agreement 6-1162-SCR-124 dated May 24, 2011, the Aircraft included the addition of nine (9) Aircraft that were scheduled to deliver in 2012 through 2015 and reflected the removal of fifteen (15) Affected Aircraft that were previously delivered to Customer, resulting in a total of forty-five (45) Aircraft in the Program that were listed in Attachment B.

As of revision 2 to this Letter Agreement 6-1162-SCR-124, Customer and Boeing acknowledge that three (3) Aircraft of the original forty-five (45) Aircraft were substituted to 737-990ER Aircraft in Supplemental Agreement No. 26 of the Purchase Agreement resulting in a reduction of Aircraft in the Program to forty-two (42) Aircraft as listed in Attachment B.

Through this revision 3 to Letter Agreement 6-112-SCR-124, Customer and Boeing acknowledge that [***] Aircraft are substituted to 737-900ER Aircraft in Supplemental Agreement No. 29 of the Purchase Agreement resulting in a reduction of the Aircraft in the Program to [***] Aircraft as listed in Attachment B, a copy of which is attached hereto.

3.    [***].

Customer has selected the three (3) notional placard [***] for the Program. The highest [***] selected by the Customer is [***] pounds which will be set forth in the Airplane Flight Manual (AFM)* of all [***] Aircraft listed in Attachment B. The two (2) alternative [***] selected for the purposes of the Program are [***] pounds and [***] pounds.

The [***] (defined in Attachment A) for the first year of utilization of the Program is [***] pounds and will be reconciled annually as set forth in Article 7 below.

*
Indicates that certain information contained herein has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

P.A. 2497, 6-1162-SCR-124R3		SA-29
[***]	BOEING PROPRIETARY	Page 2

In addition to the AFM, Boeing will furnish to Customer the necessary changes to the [***] in the AFM.

4.    Administrative Fee.

Boeing will charge the administrative fee relating to the Program in the amount of [***]in July 2004 dollars. [***].

5.    Delivery of Airplane Flight Manuals.

Shipment of the revised AFM, if applicable, will occur within sixty (60) days of the date of this Order.

6.    Aircraft Included in the Program.

6.1    Included Aircraft.

Attachment B specifies all of the Aircraft included in the Program. Boeing and Customer agree that no additional 737-800 aircraft in Customer’s fleet will be added to the Program. The configuration of the [***] Aircraft set forth in Exhibit A to the purchase agreement for the Aircraft to be delivered to Customer after the date of this Letter Agreement will reflect the highest of the three selected [***] in the AFM. Accordingly, the Basic Price and the Advance Payment Base Price of each [***] Aircraft will be based upon the highest of the three selected [***] in the AFM.

6.2    Invoice for [***] Aircraft.

For the avoidance of doubt, Customer agrees to [***] pounds for all the Aircraft scheduled for delivery in [***] and Customer acknowledges that the credit amount provided in the [***] is based on such [***]. In the event Customer does not purchase [***] pounds for the [***] Aircraft deliveries, then Customer and Boeing agree to work together in good faith to reach an equitable adjustment for the difference between the [***] Aircraft when such actual [***].

By accepting the [***] Credit Memo, Customer agrees that it has received full credit / price adjustment for the difference between the [***] relating to the Affected Aircraft. Therefore, Customer acknowledges that it will not receive an incremental credit memorandum at delivery of the [***] Aircraft, for the difference between [***] of such Aircraft.

*
Indicates that certain information contained herein has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

P.A. 2497, 6-1162-SCR-124R3		SA-29
[***]	BOEING PROPRIETARY	Page 3

7.    [***]

The [***] and actual [***] - defined in Attachment A) will be jointly analyzed by the assigned Boeing Regional Director, Marketing and Customer. The [***] will be determined by the percent distribution of [***] calculated as a function of revenue flight frequencies and weighted by block hours.

One year after the date of this Letter Agreement, and thereafter on an annual basis, Customer, through a knowledgeable representative, will furnish to Boeing an [***] report of Customer which reports the actual [***] Aircraft, to determine the basis of any additional billing. The criteria for billing are as follows:

For each [***] Aircraft where [***], Customer will pay Boeing’s then current price per [***] for the difference between [***].

Except as otherwise provided in this Letter Agreement, no refund or credit will be given to Customer for [***] purchased or leased pursuant to this Letter Agreement.

After the initial 12 month period the previous [***] for the prior year may become the new [***] for the next year unless Customer is expected to have significant changes in the operation of the Aircraft in which case, a new [***] will be calculated. [***] is decided by the mutual agreement of the Customer and the Regional Director, Marketing based upon the best data available. If the new [***] is significantly greater ([***] or greater on a per aircraft basis), Customer will purchase or lease the additional increment of [***], as the case may be.

At the time of reconciliation of the [***] report, Customer may elect to have the selected [***] in the AFM changed for all [***] Aircraft. In which case, the Customer would be [***].

8.    Protection of Residual Value.

As long as the Aircraft are in the legal possession of Customer and Customer has made all requisite payments or is not otherwise in default under the Program, the Aircraft may be operated by Customer with the AFM provided by Boeing pursuant to this Program. In other words, Customer may sell and lease-back an Aircraft without affecting its inclusion in the Program.

*
Indicates that certain information contained herein has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

P.A. 2497, 6-1162-SCR-124R3		SA-29
[***]	BOEING PROPRIETARY	Page 4

In the event Customer intends to sell or lease to a third party, or otherwise dispose of an Aircraft owned by Customer (Disposed Aircraft), Customer will give written notice to Boeing of such intent as soon as practicable but in any event at least [***] prior to its disposal. For all such Aircraft the AFM will be changed by Boeing to a [***] which will be the [***] paid for at delivery or, for Aircraft in the Program through execution of this letter, the then current [***]. However, if an Aircraft which was in the Program at one time returns to Customer’s fleet after being leased to a third party, such Aircraft may be reinstated in the Program at Customer’s election.

If Customer desires to sell or lease a Disposed Aircraft certified to [***], then Customer may purchase, at Boeing’s then current price for [***], the difference in [***] above what the Customer has previously paid for [***] desired for a Disposed Aircraft. The AFM will be furnished in the single higher [***].

It is understood that a minimum of [***] will be required for Boeing to make the change to the FAA approved AFM elected by Customer. If the Customer requires the AFM to be prepared in a different format required by the cognizant aviation regulatory authority of the proposed third party purchaser or lessee, prior coordination with Boeing will be required to determine price and offerability.

9.    Default.

Failure of Customer to furnish the [***] report as required or failure to pay any additional billing made as a consequence of an annual reconciliation within 30 calendar days of receipt are each Events of Default under the Program. Upon the occurrence of any Event of Default and at any time thereafter as long as the Event of Default is continuing, Boeing may exercise one or more of the following remedies. Boeing may apply any outstanding credit memoranda against billings due but unpaid for more than 30 days and may terminate the Program by notice given to Customer in accordance with Article 12 below.

In the event of termination by Boeing as a consequence of an Event of Default, Boeing will furnish to Customer the same AFM as that provided for a Disposed Aircraft as discussed in paragraph 8 above. Boeing will also notify the cognizant aviation regulatory authorities of the revised AFM and [***].

10.    Term of the Program.

This Program will continue, unless terminated by Boeing under Article 9 above or by the mutual agreement of the parties, for as long as Customer remains in legal possession of the Aircraft subject to this Program. The Aircraft in the Program are identified in Attachment B to this Letter Agreement.

*
Indicates that certain information contained herein has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

P.A. 2497, 6-1162-SCR-124R3		SA-29
[***]	BOEING PROPRIETARY	Page 5

11.    Amendments to Order.

This Order will be amended by the parties to document (i) the deletion of Aircraft to this Program, (ii) changes to any of the [***] in the AFM and the corresponding Placards, (iii) the purchase or lease of any additional [***] as a consequence of an annual reconciliation, (iv) the resetting of [***] if required as a consequence of annual reconciliation, or (v) termination of the Program.

12.    Notices.

The [***] reported annually and the notices related to the sale, lease or other disposition of Aircraft subject to this Program will be addressed as follows:

Boeing Commercial Airplane Group
P.O. Box 3707
Seattle, Washington 98124-2207
U.S.A.

Attention:	Director
Aircraft Contracts
M/S 21-43

Attention:	Director
Airline Analysis Marketing
M/S 21-46

13.    Performance Guarantees.

Boeing will not be required to furnish multiple performance guarantees for the Aircraft.

14.    Exclusivity.

This Program is designed exclusively for Customer and may not be assigned without the prior written consent of Boeing.

15.    Confidentiality.

The terms and conditions of this Order and the reports required hereunder shall be considered to be confidential and shall not be disclosed by either party (except as reasonably necessary to its respective employees, insurers, auditors or professional advisors) without the prior written consent of the other party.

*
Indicates that certain information contained herein has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

P.A. 2497, 6-1162-SCR-124R3		SA-29
[***]	BOEING PROPRIETARY	Page 6

Please indicate your acceptance of this Order by returning one (1) executed copy to the attention of the undersigned.

Very Truly Yours,

THE BOEING COMPANY

By	/s/ Lanine Lange

Its	Attorney-In-Fact

ACCEPTED AND AGREED TO this

Date: October 10, 2012

ALASKA AIRLINES, INC.

By	/s/ Mark Eliasen

Its	VP/Finance & Treasurer

Customer’s Purchase Order Number:

        P.A. 2497

Attachments

*
Indicates that certain information contained herein has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

P.A. 2497, 6-1162-SCR-124R3		SA-29
[***]	BOEING PROPRIETARY	Page 7

Attachment A to 6-1162-SCR-124R3

Definitions

[***]

*
Indicates that certain information contained herein has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

P.A. 2497, 6-1162-SCR-124R3		SA-29
[***]	BOEING PROPRIETARY	Page 1

Attachment A to 6-1162-SCR-124R3

[***]

Sampling of Required Data:

In order to keep the reported data to a manageable volume, a flight sampling scheme will be utilized. The reported data will be limited to only those flights departing on the first day (local time) of each calendar month for each 12 month period. Both the Customer and the Boeing Marketing Regional Director must agree that this provides a statistically valid sample of the entire set of covered flights.

*
Indicates that certain information contained herein has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

P.A. 2497, 6-1162-SCR-124R3		SA-29
[***]	BOEING PROPRIETARY	Page 2

Attachment A to 6-1162-SCR-124R3

[***]

*
Indicates that certain information contained herein has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

P.A. 2497, 6-1162-SCR-124R3		SA-29
[***]	BOEING PROPRIETARY	Page 3

Attachment A to 6-1162-SCR-124R3

[***]

*
Indicates that certain information contained herein has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

P.A. 2497, 6-1162-SCR-124R3		SA-29
[***]	BOEING PROPRIETARY	Page 4

Attachment B to 6-1162-SCR-124R3

[***]

* Indicates that certain information contained herein has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

P.A. No. 2497	SA 29

Attachment B to 6-1162-SCR-124R3

[***]

* Indicates that certain information contained herein has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

P.A. No. 2497	SA 29

The Boeing Company P.O. Box 3707 Seattle, WA 98124‑2207

ASA-PA-2497-LA-1208492R1

Alaska Airlines, Inc.
19300 International Blvd.
Seattle, Washington, 98188

Subject:	Aircraft Performance Guarantees

Reference:	Purchase Agreement No. PA-2497 (Purchase Agreement) between The Boeing Company (Boeing) and Alaska Airlines, Inc. (Customer) relating to Model 737-990ER aircraft

This letter agreement (Letter Agreement) amends and supplements the Purchase Agreement. All terms used but not defined in this Letter Agreement shall have the same meaning as in the Purchase Agreement.
For the purposes of this Letter Agreement, Aircraft is defined to be the following:

Delivery Date	Manufacturer Serial Number
[***]	[***]
[***]	[***]

Boeing agrees to provide Customer with the performance guarantees in the Attachment. These guarantees are exclusive and expire upon delivery of the Aircraft (as defined below) to Customer. Customer agrees to limit the remedy for non-compliance of any performance guarantee to the terms in Letter Agreement No. 6-1162-SCR-111R1, as amended.

*
Indicates that certain information contained herein has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

ASA-PA-2497-LA-1208492R1		Page 1
Performance Guarantees		SA-29
BOEING PROPRIETARY

1.    Assignment.
Notwithstanding any other provisions of the Purchase Agreement, the rights and obligations described in this Letter Agreement are provided to Customer in consideration of Customer’s becoming the operator of the Aircraft and cannot be assigned in whole or, in part.

2.    Confidential Treatment.
The information contained herein represents confidential business information and has value precisely because it is not available generally or to other parties. Customer will limit the disclosure of its contents to employees of Customer with a need to know the contents for purposes of helping Customer perform its obligations under the Purchase Agreement and who understand they are not to disclose its contents to any other person or entity without the prior written consent of Boeing.

Very truly yours,

THE BOEING COMPANY

By	/s/ Lanine Lange

Its	Attorney-In-Fact

ACCEPTED AND AGREED TO this

Date: October 10, 2012

ALASKA AIRLINES, INC.

By	/s/ Mark Eliasen

Its	VP/Finance & Treasurer

ASA-PA-2497-LA-1208492R1		Page 2
Performance Guarantees		SA-29
BOEING PROPRIETARY

Attachment to Letter Agreement
No. ASA-PA-2497-LA-1208492R1
CFM56-7B27E Engines

MODEL 737-900ER WITH WINGLETS PERFORMANCE GUARANTEES

FOR ALASKA AIRLINES, INC.

SECTION	CONTENTS
[***]	[***]
[***]	[***]
3	MANUFACTURER’S EMPTY WEIGHT
[***]	[***]
5	AIRCRAFT CONFIGURATION
[***]	[***]
[***]	[***]
8	EXCLUSIVE GUARANTEES

*
Indicates that certain information contained herein has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

P.A. No. 2497
AERO-B-BBA4-M12-0475B	BOEING PROPRIETARY	SS12-0231

Attachment to Letter Agreement
No. ASA-PA-2497-LA-1208492R1
CFM56-7B27E Enginees

[***]

*
Indicates that certain information contained herein has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

P.A. No. 2497
AERO-B-BBA4-M12-0475B	BOEING PROPRIETARY	SS12-0231

Attachment to Letter Agreement
No. ASA-PA-2497-LA-1208492R1
CFM56-7B27E Enginees

[***]

*
Indicates that certain information contained herein has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

P.A. No. 2497
AERO-B-BBA4-M12-0475B	BOEING PROPRIETARY	SS12-0231

Attachment to Letter Agreement
No. ASA-PA-2497-LA-1208492R1
CFM56-7B27E Enginees

[***]

*
Indicates that certain information contained herein has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

P.A. No. 2497
AERO-B-BBA4-M12-0475B	BOEING PROPRIETARY	SS12-0231

Attachment to Letter Agreement
No. ASA-PA-2497-LA-1208492R1
CFM56-7B27E Enginees

[***]

2.3.2    Operational Empty Weight Basis

The Operational Empty Weight (OEW) derived in Paragraph 2.3.3 is the basis for the mission guarantee of Paragraph 2.3.1.

*
Indicates that certain information contained herein has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

P.A. No. 2497
AERO-B-BBA4-M12-0475B	BOEING PROPRIETARY	SS12-0231

Attachment to Letter Agreement
No. ASA-PA-2497-LA-1208492R1
CFM56-7B27E Enginees

2.3.3    737-900ER Weight Summary - Alaska Airlines

Pounds
Standard Model Specification MEW				[***]
Configuration Specification D019A001, Rev. N, Dated January 29, 2010
[***] Tourist Class Passengers
CFM56-7 Engines
[***] lb ([***] kg) Maximum Taxi Weight
[***] U.S. Gallons ([***] liters) Fuel Capacity

Changes for Alaska Airlines
Interior Change to [***] Passengers ([***] FC / [***] EC)				[***]
(Ref: LOPA - 379-0595 Rev. K) Boeing Sky Interior
[***] lb ([***] kg) Maximum Taxi Weight				[***]
Mid-Cabin Exit Door Plug With Full-Sized Passenger Window				[***]
Extended Operations (ETOPS)				[***]
Heads-Up Display (HUD)				[***]
Standby Power - [***]-Minute Capability				[***]
Heavy Duty Cargo Compartment Linings/Panels				[***]
Centerline Overhead Stowage Compartments (5)				[***]
Winglets				[***]
Customer Options Allowance				[***]

Alaska Airlines Manufacturer’s Empty Weight (MEW)				[***]
Standard and Operational Items Allowance (Paragraph 2.3.4)				[***]
Alaska Airlines Operational Empty Weight (OEW)				[***]

	Quantity	Pounds	Pounds
* Seat Weight Included:			[***]
First Class Double	[***]	[***]
Economy Class Triple w/3 In-Arm Food Trays	[***]	[***]
Economy Class Triple	[***]	[***]

*
Indicates that certain information contained herein has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

P.A. No. 2497
AERO-B-BBA4-M12-0475B	BOEING PROPRIETARY	SS12-0231

Attachment to Letter Agreement
No. ASA-PA-2497-LA-1208492R1
CFM56-7B27E Enginees

2.3.4 Standard and Operational Items Allowance

	Qty	Pounds	Pounds	Pounds
Standard Items Allowance				[***]

Unusable Fuel			[***]
Oil			[***]
Oxygen Equipment			[***]
Passenger Portable	[***]	[***]
Crew Masks	[***]	[***]
Miscellaneous Equipment			[***]
Crash Axe	[***]	[***]
Megaphones	[***]	[***]
Flashlights	[***]	[***]
Smoke Hoods	[***]	[***]
Seat Belt Extensions	[***]	[***]
Galley Structure & Fixed Inserts			[***]

Operational Items Allowance				[***]

Crew and Crew Baggage			[***]
Flight Crew	[***]	[***]
Cabin Crew	[***]	[***]
Baggage	[***]	[***]
Catering Allowance & Removable Inserts			[***]
First Class	[***]	[***]
Economy Class	[***]	[***]
Passenger Service Equipment	[***]			[***]
Potable Water - 60 USG				[***]
Waste Tank Disinfectant				[***]
Emergency Equipment				[***]
Escape Slides - Forward	[***]	[***]
Escape Slides - Aft	[***]	[***]
Life Vests - Crew and Passengers	[***]	[***]
Life Rafts	[***]	[***]
Auto Radio Beacon (ELT)	[***]	[***]

Total Standard and Operational Items Allowance				[***]

*
Indicates that certain information contained herein has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

P.A. No. 2497
AERO-B-BBA4-M12-0475B	BOEING PROPRIETARY	SS12-0231

Attachment to Letter Agreement
No. ASA-PA-2497-LA-1208492R1
CFM56-7B27E Enginees

3    MANUFACTURER’S EMPTY WEIGHT

The Manufacturer’s Empty Weight (MEW) is guaranteed not to exceed the value in Section 03-60-00 of Detail Specification D019A001ASA39E-1 [***].

[***]

5    AIRCRAFT CONFIGURATION

5.1
The guarantees contained in this Attachment are based on the Aircraft configuration as defined in the original release of Detail Specification D019A001ASA39E-1 (hereinafter referred to as the Detail Specification). Appropriate adjustment shall be made for changes in such Detail Specification approved by the Customer and Boeing or otherwise allowed by the Purchase Agreement which cause changes to the flight performance, sound levels, and/or weight and balance of the Aircraft. Such adjustment shall be accounted for by Boeing in its evidence of compliance with the guarantees.

[***]

*
Indicates that certain information contained herein has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

P.A. No. 2497
AERO-B-BBA4-M12-0475B	BOEING PROPRIETARY	SS12-0231

Attachment to Letter Agreement
No. ASA-PA-2497-LA-1208492R1
CFM56-7B27E Enginees

[***]

*
Indicates that certain information contained herein has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

P.A. No. 2497
AERO-B-BBA4-M12-0475B	BOEING PROPRIETARY	SS12-0231

Attachment to Letter Agreement
No. ASA-PA-2497-LA-1208492R1
CFM56-7B27E Enginees

[***]

*
Indicates that certain information contained herein has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

P.A. No. 2497
AERO-B-BBA4-M12-0475B	BOEING PROPRIETARY	SS12-0231

Attachment to Letter Agreement
No. ASA-PA-2497-LA-1208492R1
CFM56-7B27E Enginees

[***]

8    EXCLUSIVE GUARANTEES

The only performance guarantees applicable to the Aircraft are those set forth in this Attachment.

*
Indicates that certain information contained herein has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

P.A. No. 2497
AERO-B-BBA4-M12-0475B	BOEING PROPRIETARY	SS12-0231

The Boeing Company P.O. Box 3707 Seattle, WA 98124‑2207

ASA-PA-2497-LA-1209641

Alaska Airlines, Inc.
P.O. Box 68900
Seattle, WA 98168-0900

Subject:	Special Matters

Reference:
Purchase Agreement No. 2497 (Purchase Agreement) between The Boeing Company (Boeing) and Alaska Airlines, Inc. (Customer) relating to Boeing Models 737-800 aircraft (737-890 Aircraft) and 737-900ER aircraft (737-990ER Aircraft)

This letter agreement (Letter Agreement) amends and supplements the Purchase Agreement. This Letter Agreement applies to the 737-990ER Aircraft delivering in [***] (collectively Aircraft), unless otherwise specified in this Letter Agreement. All terms used but not defined in this Letter Agreement shall have the same meaning as in the Purchase Agreement.

1.    Credit Memoranda
1.1    Basic Credit Memorandum. Concurrent with the delivery of each Aircraft, Boeing will provide a Basic Credit Memorandum in an amount determined by multiplying the Airframe Price by a factor of [***].
1.2    Special Credit Memorandum. Concurrent with the delivery of each Aircraft, Boeing will provide a Special Credit Memorandum in an amount determined by multiplying the Airframe Price by a factor of [***].
1.3    [***]
1.3.1    [***] Credit Memorandum #1. Concurrent with the delivery of each Aircraft, Boeing will provide a [***] Credit Memorandum #1 in an amount determined by multiplying the Airframe Price by a factor of [***].

*
Indicates that certain information contained herein has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

ASA-PA-2497-LA-1209641		October 10, 2012
Special Matters		Page 1
BOEING PROPRIETARY

1.3.2    [***] Credit Memorandum #2. Concurrent with the delivery of each 737-890 Aircraft, Boeing will issue to Customer a [***] Credit Memorandum #2 in an amount of [***].
1.3.3    [***] Credit Memorandum #2. Concurrent with the delivery of each 737-990ER Aircraft, Boeing will issue to Customer a [***] Credit Memorandum #2 in an amount of [***].
1.3.4    [***] Credit Memorandum #3. Concurrent with the delivery of each 737-890 Aircraft, Boeing will issue to Customer a [***] Credit Memorandum #3 in an amount of [***].
1.3.5    [***] Credit Memorandum #3. Concurrent with the delivery of each 737-990ER Aircraft, Boeing will issue to Customer a [***] Memorandum #3 in an amount of [***].
1.3.6    The [***] credit memoranda in paragraph 1.3 ([***] Credit Memoranda), cannot be assigned to a third party. Should assignment of the Purchase Agreement with respect to an Aircraft occur for the purpose of Customer choosing to have a third party finance the Aircraft at delivery, Customer may apply [***] Credit Memoranda to the balance of the Purchase Price due at delivery of a subsequent Aircraft, or in payment for Boeing goods and services, but not for advance payment on the Aircraft. For avoidance of doubt, should there be no remaining subsequent Aircraft, the concerned [***] Credit Memoranda shall be applied in payment for Boeing goods and services, but not for advance payment on the Aircraft.

*
Indicates that certain information contained herein has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

ASA-PA-2497-LA-1209641		October 10, 2012
Special Matters		Page 2
BOEING PROPRIETARY

1.4    [***] Credit Memorandum.
Concurrent with the delivery of each of the [***] 737-990ER Aircraft listed below, Boeing will issue to Customer a credit memorandum in an amount determined by multiplying the Airframe Price by a factor of [***] of the Airframe Price.

Delivery Date	Serial Number	Delivery Date	Serial Number
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]

1.5    [***] Credit Memorandum.
1.5.1    737-890 [***] Credit Memorandum. Concurrent with the delivery of each 737-890 Aircraft, Boeing will provide a [***] Credit Memorandum in an amount [***].
1.5.2    737-990ER [***] Credit Memorandum. Concurrent with the delivery of each 737-990ER Aircraft, Boeing will provide a [***] Credit Memorandum in an amount [***].

2.    Escalation of Credit Memoranda.
Unless otherwise noted, the amounts of the Credit Memoranda stated in paragraphs 1.1 through 1.5 are in [***] for 737-890 Aircraft and [***] for 737-990ER Aircraft. The Credit Memoranda will be escalated to the scheduled month of the respective Aircraft delivery pursuant to the Airframe Escalation formula set forth in the Purchase Agreement applicable to the Aircraft. [***].

*
Indicates that certain information contained herein has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

ASA-PA-2497-LA-1209641		October 10, 2012
Special Matters		Page 3
BOEING PROPRIETARY

3.    Option Aircraft.
Pursuant to the Option Aircraft Letter Agreement 2497-1, as amended, of the Purchase Agreement (Option Aircraft Letter Agreement), Customer may exercise its rights to purchase certain Option Aircraft. In addition to the terms set forth in the Option Aircraft Letter Agreement, Boeing will provide [***].

4.    Substitute Aircraft.
Pursuant to the Aircraft Model Substitution Letter Agreement 2497-2 of the Purchase Agreement, as amended (Substitute Aircraft Letter Agreement), Customer may substitute the purchase of Boeing Model 737-900ER aircraft in lieu of 737-890 Aircraft. In addition to the terms set forth in the Substitute Aircraft Letter Agreement, Boeing will provide the [***].

5.    Assignment
Unless otherwise noted herein, the Credit Memoranda described in this Letter Agreement are provided as a financial accommodation to Customer and in consideration of Customer’s taking title to the Aircraft at time of delivery and becoming the operator of the Aircraft. This Letter Agreement cannot be assigned, in whole or in part, without the prior written consent of Boeing.

6.    Confidentiality
Customer understands and agrees that the information contained herein represents confidential business information and has value precisely because it is not available generally or to other parties. Customer agrees to limit the disclosure of its contents to employees of Customer with a need to know the contents for purposes of helping Customer perform its obligations under the Purchase Agreement and who understand they are not to disclose its contents to any other person or entity without the prior written consent of Boeing.

*
Indicates that certain information contained herein has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

ASA-PA-2497-LA-1209641		October 10, 2012
Special Matters		Page 4
BOEING PROPRIETARY

Very truly yours,

THE BOEING COMPANY

By	/s/ Lanine Lange

Its	Attorney-In-Fact

ACCEPTED AND AGREED TO this

Date: October 10, 2012

ALASKA AIRLINES, INC.

By	/s/ Mark Eliasen

Its	VP/Finance & Treasurer

ASA-PA-2497-LA-1209641		October 10, 2012
Special Matters		Page 5
BOEING PROPRIETARY

The Boeing Company P.O. Box 3707 Seattle, WA 98124‑2207

ASA-PA-2497-LA-1209478

Alaska Airlines, Inc.
P.O. Box 68900
Seattle, WA 98168-0900

Subject:	737 Production Adjustment

Reference:	a) Purchase Agreement No. PA-2497 (NG Purchase Agreement) between The Boeing Company (Boeing) and Alaska Airlines, Inc. (Customer) relating to Models 737-890 and 737-990 aircraft (737NG Aircraft)

b) Purchase Agreement No. PA-3866 (MAX Purchase Agreement) between The Boeing Company (Boeing) and Alaska Airlines Inc. (Customer) relating to Models 737-8 and 737-9 aircraft (737MAX Aircraft)
This letter agreement (Letter Agreement) amends and supplements the NG Purchase Agreement. All terms used but not defined in this Letter Agreement shall have the same meaning as in the NG Purchase Agreement.
1.    737 Production Adjustment.
From [***], Boeing may reduce 737NG aircraft production to facilitate production of the 737MAX family of aircraft (737 Production Adjustment). If Boeing elects to take such action and it affects Boeing’s obligations under PA-2497, for those 737NG Aircraft affected by a 737 Production Adjustment, [***] Aircraft).
2.    Notice and Purchase Agreement Amendment.
2.1    [***] Notice.    If Boeing elects to implement the 737 Production Adjustment, no later than [***] prior to the first day of the scheduled delivery month of the affected 737NG Aircraft, Boeing will provide Customer written notice of its intent to [***] Notice). [***] which shall be delivered to Boeing within [***] Notice, the [***] Notice will [***] and [***] to the MAX Purchase Agreement to [***] Aircraft in accordance with the terms and conditions set forth herein (Amendment). [***]
[***]

*
Indicates that certain information contained herein has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

ASA-PA-2497-LA-1209478		October 10, 2012
Special Matters		Page 1
BOEING PROPRIETARY

2.2    Delivery Schedule.    Boeing will make reasonable efforts, within its then-current production capacity, to maintain the same scheduled delivery month for the [***] Aircraft as the scheduled delivery month of the [***] Aircraft. If Boeing is unable to maintain the same scheduled delivery month for the [***] Aircraft and Customer and Boeing do not agree upon the delivery schedule for the [***].
2.3    Advance Payments. If the Advanced Payment Base Price (APBP) for any [***] is higher than the APBP of the applicable 737NG Aircraft, within thirty (30) business days of the Amendment, Customer will pay Boeing the amount of such difference. If the APBP for any [***] is lower than the APBP of the applicable 737NG Aircraft, Boeing will retain any excess amounts previously paid by Customer until the next advance payment is due, at which time Customer may reduce the amount of such payment by the amount of the excess.
2.4    Other Terms and Conditions.    All other terms and conditions of the MAX Purchase Agreement, including but not limited to Aircraft Basic Price, Escalation Adjustment and Detail Specification, shall apply to the [***].
3.    Confidential Treatment.
The information contained herein represents confidential business information and has value precisely because it is not available generally or to other parties. Customer will limit the disclosure of its contents to employees of Customer with a need to know the contents for purposes of helping Customer perform its obligations under the NG Purchase Agreement and the MAX Purchase Agreement and who understand they are not to disclose its contents to any other person or entity without the prior written consent of Boeing.

*
Indicates that certain information contained herein has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

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BOEING PROPRIETARY

Very truly yours,

THE BOEING COMPANY

By	/s/ Lanine Lange

Its	Attorney-In-Fact

ACCEPTED AND AGREED TO this

Date: October 10, 2012

ALASKA AIRLINES, INC.

By	/s/ Mark Eliasen

Its	VP/Finance & Treasurer

ASA-PA-2497-LA-1209478		October 10, 2012
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BOEING PROPRIETARY